Exhibit 21

                           SUBSIDIARIES OF REGISTRANT

     The following entities are subsidiaries of the Registrant, First Merchants Corporation, as of the date hereof:

     Name of Registrant's Subsidiary               State of Incorporation or Organization
     -------------------------------               --------------------------------------
     Decatur Bank & Trust Company                         Indiana
     520 North 13th Street
     Decatur, Indiana 46733

     First Merchants Bank, National Association           Under the laws of the United States
      (also doing business as First Merchants
      Bank of  Hamilton County)
     200 East Jackson Street
     Muncie, Indiana  47305

     First Merchants Capital Trust I                      Delaware
     200 East Jackson Street
     Muncie, Indiana  47305

     First Merchants Capital Trust II                     Delaware
     200 East Jackson Street
     Muncie, Indiana  47305

     First Merchants Capital Trust III                    Delaware
     200 East Jackson Street
     Muncie, Indiana  47305

     First Merchants Insurance Services, Inc.             Indiana
     200 East Jackson Street
     Muncie, Indiana  47305

     First United Bank                                    Indiana
     709 Mill Street
     Middletown, Indiana  47356

     Frances Slocum Bank & Trust Company                  Indiana
     1250 North Cass Street
     Wabash, Indiana  46992

     The First National Bank of Portland                  Under the laws of the United States
     112 West Main Street
     Portland, Indiana  47371

     The Madison Community Bank                           Indiana
     19 West 10th Street
     Anderson, Indiana 46016


                                    Ex. 21-1

         Name of Registrant's Subsidiary        State of Incorporation or Organization
         -------------------------------        --------------------------------------
         The Randolph County Bank               Indiana
         122 West Washington Street
         Winchester, Indiana  47394

         The Union County National Bank         Under the laws of the United States
           of Liberty
         107 West Union, Box 217
         Liberty, Indiana  47353

                                    Ex. 21-2